UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 25, 2019

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Banner Corporation (the "Company") was held on April 25, 2019 ("Annual Meeting").

(b)
There were a total of 35,114,642 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 31,777,124 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company's Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  Except as otherwise noted below, the following individuals were elected as directors for three year terms:

	FOR		Against		Abstain		Broker Non-Votes
	Number of votes	Percentage of shares present	Number of votes	Percentage of shares present	Number of votes	Percentage of shares present	Number of votes
Cheryl R. Bishop	28,515,409	95.73	1,262,057	4.24	9,191	0.03	1,990,466
Connie R. Collingsworth	29,299,621	98.37	420,731	1.41	66,305	0.22	1,990,466
Brent A. Orrico	29,415,952	98.76	298,275	1.00	72,430	0.24	1,990,466

Based on the votes set forth above, Directors. Bishop, Collingsworth and Orrico were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2022, and until their respective successors have been duly elected and qualified.

The terms of Directors Mark J. Grescovich, David A. Klaue, Merline Saintil, Roberto R. Herencia, John R. Layman, David I. Matson, Kevin F. Riordan and Terry Schwakopf continued.

Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
29,259,924	331,540	195,192	1,990,466

Based on the votes set forth above, the compensation of the Company's named executive officers was approved by shareholders.

Proposal 3.  An advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
26,437,130	255,681	2,912,896	180,949	1,990,466

Based on the votes set forth above, an advisory vote on executive compensation to be held annually was approved by shareholders.

Proposal 4.  Ratification of the Audit Committee's selection of Moss Adams LLP as the Company's independent auditors for the year ending December 31, 2019.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
31,506,248	203,967	66,907	N/A

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company's independent auditors to serve for the year ended December 31, 2019 was duly ratified by the shareholders.

(c) None.

(d) In light of the voting results on Proposal 3 indicated above, the Company's Board of Directors decided that the Company will hold on annual advisory vote on the compensation of named executive officers.  The Company will continue to hold annual advisory votes until the Company's Board of Directors decides to hold the next shareholder advisory vote on the frequency of the advisory votes, which must occur at least once every six years.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1      Press Release of Banner Corporation dated April 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 26, 2019	By: /s/Peter J. Conner
Peter J. Conner
Executive Vice President and Chief Financial Officer